NONE OF THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE APRIL 21, 2007.

ASSUMPTION AND LOAN CONVERSION AGREEMENT

THIS AGREEMENT dated the 20th day of December, 2006,

AMONG:

AGOSTO CORPORATION LTD., a company organized under the laws of the British Virgin Islands

(the "**Lender**")

AND:

TRINITY SANDS ENERGY LLC, a limited liability company organized under the laws of the State of Delaware, U.S.A.

(the "**Borrower**")

AND:

BROCKTON CAPITAL CORP., a company organized under the laws of the Province of British Columbia, Canada

(the "**Company**")

WHEREAS:

A. Pursuant to a promissory note dated October 25, 2006 (the "**Promissory Note**") the Borrower borrowed the principal amount of US$1,000,000 (the "**Loan**") from the Lender;

B. Pursuant to the terms of a letter of intent dated December 20, 2006 (the "**Letter of Intent**") between the Borrower and the Company, the Company has agreed to assume all of the Borrower's liabilities and obligations in respect of the outstanding amount of the Loan and the accrued and outstanding interest and fees thereon (in aggregate, the "**Outstanding Amount**") on the terms and subject to the conditions herein; and

C. The Company desires to grant to the Lender, and the Lender desires to so receive, the option to convert the Outstanding Amount into common shares without par value in the capital of the Company (the "**Shares**") at the purchase price of $0.25 per common share (the "**Per Share Purchase Price**") on the terms and subject to the conditions set out herein.

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the premises, covenants, representations and warranties contained herein, and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto covenant and agree as follows:

1. Assumption of Loan

1.1 Assumption of Loan. The Company hereby assumes all of the Borrower's liabilities and obligations to the Lender in respect of the Outstanding Amount pursuant to the terms of the Promissory Note and hereby covenants and agrees to observe, perform, keep and be bound by every covenant, attornment, term, condition and agreement contained in the Promissory Note to the same extent as if the Company had been the original borrower and as such had executed the Promissory Note.

1.2 Termination Debt. Notwithstanding any other provision of this Agreement, if the Letter of Intent terminates and the transactions contemplated by the Letter of Intent (the "Closing") do not close by March 31, 2007, or any later date agreed to by the Company and the Borrower in writing, the Borrower shall pay to the Company the principal amount of US$1,200,000 together with simple interest thereon at the rate of 6% per annum, payable in equal blended monthly instalments of US$56,000 each, commencing on September 30, 2007 up to and including September 30, 2009, or until the principal amount outstanding has been paid (the "**Termination Debt**").

1.3 Promissory Note. In respect of the Termination Debt, the Borrower shall execute and deliver herewith a promissory note in the form of Schedule "A" attached hereto (the "**Termination Note**").

1.4 Security Interest. In consideration for the assumption by the Company of all of the Borrower's liabilities and obligations in respect of the Outstanding Amount, the Borrower hereby covenants and agrees to grant to the Company a first priority security interest in all present and after-acquired personal property of the Borrower and to execute and deliver to the Company

within 10 days of the date hereof a general security agreement evidencing such grant, in form and substance satisfactory to the Company (the "GSA"); and furthermore, the Borrower hereby appoints the Company as its true and lawful attorney in fact and agent for, in the name of and on behalf of, to file from time to time where permitted by law, such financing statements against the collateral described as "all present and after-acquired personal property".

1.5 Termination of Note. If the Closing occurs by March 31, 2007, or any later date agreed to by the Company and the Borrower in writing, the Termination Note shall be null and void, and any rights and obligations of the parties thereto shall be immediately cancelled and discharged as of the date of the Closing. In such case, the Company agrees to return the executed original of the Termination Note to the Borrower and to execute, deliver and file all financing and other documents required to effect the cancellation and amendment of the GSA within 10 days of the date of the Closing

2. Conversion of Loan

2.1 Election to Convert. At its option, the Lender may elect to convert all, but not less than all, of the Outstanding Amount into the Common Shares by notice in writing to the Company (the "**Notice**").

2.2 Number of Shares. The number of Shares that the Outstanding Amount shall be convertible into shall be calculated as of the date of the Notice and shall be equal to the quotient of the Outstanding Amount divided by the Per Share Purchase Price, provided that no fractional Shares shall be issued and such quotient shall be rounded down to the nearest whole number.

2.3 Delivery of Shares. Within five days of the Company receiving the Notice, the Company shall issue certificates representing the Shares.

2.4 Acknowledgements. The Lender hereby acknowledges and agrees that:

(a) none of the Shares have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state and provincial securities laws;

(b) the Company shall refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c) the Company is entitled to rely on the representations and warranties and the statements and agreements of the Lender contained in this Agreement and the

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Lender shall hold harmless the Company from any loss or damage it may suffer as a result of the Lender's failure to correctly complete this Agreement;

(d) if it elects to acquire the Shares, it shall do so as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

(e) no documents in connection with the potential issuance of the Shares hereunder have been reviewed by the Securities and Exchange Commission or any state securities administrators; and

(f) the Company has advised the Lender that the Company is relying on an exemption from the requirements to provide the Lender with a prospectus and to sell the Shares through a person registered to sell securities under the Securities Act (British Columbia) (the "**BC Act**") and, as a consequence of acquiring the Shares pursuant to this exemption, certain protections, rights and remedies provided by the BC Act, including statutory rights of rescission or damages, shall not be available to the Lender;

(g) none of the Shares may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the expiration of a period of one year after the date of original issuance of the Shares; and

(h) that any resale of the Shares shall be subject to resale restrictions contained in the securities legislation applicable to the Lender or proposed transferee. The Lender acknowledges that the Shares have not been registered under the 1933 Act or the securities laws of any state of the United States. The Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

2.5 Representations and Warranties. The Lender hereby covenants, represents and warrants to the Company (which representations, warranties and covenants shall survive the Closing Date), as follows:

(a) the Lender is duly continued and validly subsisting under the laws of the British Virgin Islands and has the full right, power and authority to enter into this Agreement;

(b) this Agreement has been duly executed and delivered by the Lender and constitutes valid and binding obligations enforceable against the Lender in accordance with its terms;

(c) the Lender is not a U.S. Person (as defined herein);

(d) the Lender is an "accredited person" as that term is defined in National Instrument 45-106 adopted by the British Columbia Securities Commission; and,

furthermore, is a person that has net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements;

(e) the Lender is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person (as defined herein);

(f) the Lender:

(i) is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Lender is resident (the "**International Jurisdiction**") which would apply to the acquisition of the Shares,

(ii) is purchasing the Shares pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Lender is permitted to purchase the Shares under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii) acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Shares, and

(iv) represents and warrants that the acquisition of the Shares by the Lender does not trigger:

A. any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B. any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

the Lender shall, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which shall confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(g) the Lender is acquiring the Shares as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons (as defined herein);

(h) the Lender is outside the United States when receiving and executing this Agreement;

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(i) the Lender acknowledges that it has not acquired the Shares as a result of, and shall not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Lender may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(j) the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Lender, or of any agreement, written or oral, to which the Lender may be a party or by which the Lender is or may be bound;

(k) the Lender has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Lender enforceable against the Lender;

(l) the Lender has received and carefully read this Agreement;

(m) the Lender understands and agrees that the Company and others shall rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Lender shall promptly notify the Company;

(n) the Lender is not aware of any advertisement of any of the Shares and is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(o) no person has made to the Lender any written or oral representations:

    (i) that any person shall resell or repurchase any of the Shares,

    (ii) that any person shall refund the purchase price of any of the Shares,

    (iii) as to the future price or value of any of the Shares, or

    (iv) that any of the Shares shall be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the shares of the Company on any stock exchange or automated dealer quotation system; and

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2.6 In this Agreement, the term "**U.S. Person**" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Agreement includes any person in the United States.

3. Legending and Registration of Subject Shares

3.1 Legending. The Lender hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares issued upon the conversion of the Promissory Note hereunder shall bear a legend in substantially the following form:

U.S. Legend:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

Canadian Legend:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES MUST NOT TRADE THE SECURITIES BEFORE THE DATE WHICH IS FOUR MONTHS FROM THE DATE OF THE ISSUANCE OF THE WARRANTS.

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3.2 Registration. The Lender hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

4. General

4.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia.

4.2 Survival. All covenants, agreements, representations and warranties made by the parties shall survive the completion of the transactions contemplated hereby.

4.3 Further Assurances. Each of the parties shall at all times and from time to time and upon reasonable request do, execute and deliver all further assurances, acts and documents for the purpose of giving full force and effect to the covenants, agreements, representations and warranties contained in this Agreement.

4.4 Assignment. This Agreement is not transferable or assignable.

4.5 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

4.6 Enurement. This Agreement shall ensure to the benefit of and be binding upon the successors and assigns of the parties hereto, as applicable.

4.7 Execution. This Agreement may be executed in several parts in the same form and by facsimile and such parts as so executed shall together constitute one original document, and such parts, if more than one, shall be read together and construed as if all the signing parties had executed one copy of this Agreement.

IN WITNESS WHEREOF the parties have duly executed this Agreement as of the date first written above.

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AGOSTO CORPORATION LTD.

Per: /s/ signed
Authorized Signatory

TRINITY SANDS ENERGY LLC

Per: ______________________
Authorized Signatory

BROCKTON CAPITAL CORP.

Per: ______________________
Authorized Signatory

SCHEDULE "A"

PROMISSORY NOTE

December 20, 2006

PRINCIPAL AMOUNT: US$1,200,000 **Due in Monthly Installments**

FOR VALUE RECEIVED, the undersigned TRINITY SANDS ENERGY LLC ("Trinity") hereby promises to pay to BROCKTON CAPITAL CORP. ("Brockton"), of Suite 403, 850 West Hastings Street, Vancouver, British Columbia, at such address or at such other place as Brockton may from time to time designate by written notice to Trinity, the principal amount of ONE MILLION, TWO HUNDRED THOUSAND DOLLARS (U.S.) (US$1,200,000), together with simple interest thereon at the rate of 6% per annum, payable in equal blended monthly instalments of FIFTY-SIX THOUSAND DOLLARS (U.S.) (US$56,000) each, commencing on September 30, 2007 up to and including September 30, 2009, or until the principal amount outstanding has been paid.

Presentment for payment, demand, protest and notice of dishonour and protest hereof are hereby waived. This note shall be governed by and construed in accordance with the laws of the Province of British Columbia.

TRINITY SANDS ENERGY LLC

By:

Name: George T. Stapleton, II c/s

Title: Manager